                                                                   EXHIBIT 99.2
                                PROMISSORY NOTE


$7,856,208
                                                                   July 12, 1995
                                                                  Houston, Texas

         FOR VALUE RECEIVED, COMMUNITY HEALTH COMPUTING, INC., a Texas corporation ("Borrower"), hereby unconditionally promises to pay to the order of ADAC LABORATORIES, a California corporation ("Lender"), in lawful money of the United States of America and in immediately available funds, the principal sum of Seven Million Eight Hundred Fifty-Six Thousand Two Hundred Eight Dollars ($7,856,208) together with accrued and unpaid interest thereon, payable on the dates and in the manner set forth below.

         This Promissory Note is the Note referred to in and is executed and delivered pursuant to that certain First Amended Post-Confirmation Loan Agreement dated as of February 24, 1995 between Borrower and Lender (the "Loan Agreement") and the Security Agreement between Borrower and Lender referred to therein (as the same may from time to time be amended, modified or supplemented). All terms defined in the Loan Agreement and the Security Agreement shall have the same definitions when used herein, unless otherwise defined herein.

         1. PRINCIPAL REPAYMENT. The outstanding principal amount of the Loan shall be due and payable on July 12, 2000.

         2. INTEREST RATE. Borrower further promises to pay interest on the outstanding principal amount hereof from the date hereof until payment in full, which interest shall be payable at the rate of twelve percent (12%) per annum or the maximum rate permissible by applicable law, whichever is less. Interest shall be payable monthly in arrears not later than the last day of each calendar month for such month, and at maturity, and shall be calculated on the basis of a 360-day year for the actual number of days elapsed.

         3. PLACE OF PAYMENT. All amounts payable hereunder shall be payable at the office of Lender, Milpitas, California, unless another place of payment shall be specified in writing by Lender.

         4. APPLICATION OF PAYMENTS. Payment on this Note shall be applied first to accrued interest, and thereafter to the outstanding principal balance hereof.

         Any principal repayment or interest payment on the Loan hereunder not paid when due, whether at stated maturity, by acceleration or otherwise, shall bear interest at eighteen percent (18%)

         5. SECURED NOTE. The full amount of this Note is secured by the Collateral identified and described as security therefor in the Loan Agreement and the Security Agreement. Borrower shall not, directly or indirectly, suffer or permit to be created or to remain, and shall promptly discharge, any lien on or in the Collateral, or in any portion thereof, except as permitted pursuant to the Loan Agreement and the Security Agreement. In addition, Borrower shall not suffer any other matter whereby an interest of Lender under the Security Agreement in the Collateral or in any lien pursuant to the Security Agreement or any part of the foregoing might be impaired, except as permitted pursuant to such Loan Agreement or Security Agreement.

         6. DEFAULT. Borrower's failure to pay timely any of the principal amount due under this Note on the date the same becomes due and payable or any accrued interest or other amounts due under this Note on the date the same becomes due and payable shall constitute a default under this Note. Upon the occurrence of a default hereunder, all unpaid principal, accrued interest and other amounts owing hereunder shall, at the option of Lender, be immediately collectible by Lender pursuant to applicable law.

         7. WAIVER. Borrower waives presentment and demand for payment, notice of dishonor, protest and notice of protest of this Note, and shall pay all costs of collection when incurred, including, without limitation, reasonable attorneys' fees, costs and other expenses. The right to plead any and all statutes of limitations as a defense to any demands hereunder is hereby waived to the full extent permitted by law.

         8. GOVERNING LAW. This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of Texas, excluding conflict of laws principles that would cause the application of laws of any other jurisdiction.

         9. SUCCESSORS AND ASSIGNS. The provisions of this Note shall inure to the benefit of and be binding on any successor to Borrower and shall extend to any holder hereof.


                                       COMMUNITY HEALTH COMPUTING, INC.



                                       By: /s/ JOHNNIE W. DOMINGUEZ
                                           --------------------------------
                                       Printed Name: Johnnie W. Dominguez
                                                    -----------------------
                                       Title: President & C.E.O.
                                              -----------------------------

                                PROMISSORY NOTE


$3,337,244.67
                                                                   July 12, 1995
                                                                  Houston, Texas

         FOR VALUE RECEIVED, each of COMMUNITY HEALTH COMPUTING CORP., a Delaware corporation, and COMMUNITY HEALTH COMPUTING, INC., a Texas corporation, jointly and severally (individually a "Co-Borrower" and together "Borrower"), hereby unconditionally promises to pay to the order of ADAC LABORATORIES, a California corporation ("Lender"), in lawful money of the United States of America and in immediately available funds, the principal sum of Three Million Three Hundred Thirty-Seven Thousand Two Hundred Forty-Four Dollars and Sixty-Seven Cents ($3,337,244.67) together with accrued and unpaid interest thereon, payable on the dates and in the manner set forth below.

         This Promissory Note is the Promissory Note referred to in and is executed and delivered pursuant to that certain Modification of Loan Agreements (the "Modification Agreement") and Security Agreement of even date herewith, by and between Borrower and Lender (as the same may from time to time be amended, modified or supplemented). All terms defined in the Modification Agreement and the Security Agreement shall have the same definitions when used herein, unless otherwise defined herein.

         1. PRINCIPAL REPAYMENT. The outstanding principal amount of the Loan shall be due and payable on July 12, 2000.

         2. INTEREST RATE. Borrower further promises to pay interest on the outstanding principal amount hereof from the date hereof until payment in full, which interest shall be payable at the rate of twelve percent (12%) per annum or the maximum rate permissible by applicable law, whichever is less. Interest shall be payable monthly in arrears not later than the last day of each calendar month for such month, and at maturity, and shall be calculated on the basis of a 360-day year for the actual number of days elapsed.

         3. PLACE OF PAYMENT. All amounts payable hereunder shall be payable at the office of Lender, Milpitas, California, unless another place of payment shall be specified in writing by Lender.

         4. APPLICATION OF PAYMENTS. Payment on this Note shall be applied first to accrued interest, and thereafter to the outstanding principal balance hereof.

         Any principal repayment or interest payment on the Loan hereunder not paid when due, whether at stated maturity, by acceleration or otherwise, shall bear interest at eighteen percent (18%)

         5. SECURED NOTE. The full amount of this Note is secured by the Collateral identified and described as security therefor in the Modification Agreement and the Security

Agreement. Borrower shall not, directly or indirectly, suffer or permit to be created or to remain, and shall promptly discharge, any lien on or in the Collateral, or in any portion thereof, except as permitted pursuant to the Modification Agreement and the Security Agreement. In addition, Borrower shall not suffer any other matter whereby an interest of Lender under the Security Agreement in the Collateral or in any lien pursuant to the Security Agreement or any part of the foregoing might be impaired, except as permitted pursuant to such Modification Agreement or Security Agreement.

         6. DEFAULT. Borrower's failure to pay timely any of the principal amount due under this Note on the date the same becomes due and payable or any accrued interest or other amounts due under this Note on the date the same becomes due and payable shall constitute a default under this Note. Upon the occurrence of a default hereunder, all unpaid principal, accrued interest and other amounts owing hereunder shall, at the option of Lender, be immediately collectible by Lender pursuant to applicable law.

         7. WAIVER. Borrower waives presentment and demand for payment, notice of dishonor, protest and notice of protest of this Note, and shall pay all costs of collection when incurred, including, without limitation, reasonable attorneys' fees, costs and other expenses. The right to plead any and all statutes of limitations as a defense to any demands hereunder is hereby waived to the full extent permitted by law.

         8. GOVERNING LAW. This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of Texas, excluding conflict of laws principles that would cause the application of laws of any other jurisdiction.

         9. SUCCESSORS AND ASSIGNS. The provisions of this Note shall inure to the benefit of and be binding on any successor to Borrower and shall extend to any holder hereof.


COMMUNITY HEALTH COMPUTING CORP.          COMMUNITY HEALTH COMPUTING, INC.



By: /s/ JOHNNIE W. DOMINGUEZ              By: /s/ JOHNNIE W. DOMINGUEZ
   --------------------------------          --------------------------------
Printed Name: Johnnie W. Dominguez        Printed Name: Johnnie W. Dominguez
              ---------------------                     ---------------------
Title: President & C.E.O.                 Title: President & C.E.O.
      -----------------------------             -----------------------------

                               SECURITY AGREEMENT


         THIS SECURITY AGREEMENT dated as of July 12, 1995, is made by COMMUNITY HEALTH COMPUTING, INC., a Texas corporation ("Grantor"), in favor of ADAC LABORATORIES, a California corporation ("Lender").

                                    RECITALS

         A. On December 7, 1994, Grantor and COMMUNITY HEALTH COMPUTING CORP., a Delaware corporation ("CHCC"), commenced separate cases under Chapter 11 of Title 11 of the United States Code (the "Bankruptcy Code") by filing voluntary petitions with the United States Bankruptcy Court for the Southern District of Texas, Houston Division (the "Bankruptcy Court"), which Chapter 11 cases are now pending as Case Nos. 94-48483-H2-11 and 94-48484-H3-11 and are collectively hereinafter referred to as the "Chapter 11 Case". No trustee was appointed, and Grantor and CHCC operated their respective businesses and remained in possession of their property as debtors-in-possession during the term of the bankruptcy. At the time this Security Agreement becomes effective, Grantor and CHCC will be operating their businesses as reorganized Debtors pursuant to a confirmed Plan of Reorganization (the "Plan").

         B. On December 7, 1994, Grantor, CHCC and Lender entered into a Post-Petition Financing Agreement (the "Post-Petition Financing Agreement") pursuant to which Lender has provided Grantor and CHCC with debt financing, secured by a lien on substantially all of their assets.

         C. Grantor and CHCC have prepared and reviewed with Lender, and have filed with the Bankruptcy Court, their proposed Plan, together with a Disclosure Statement with respect thereto. Capitalized terms used but not defined in this Security Agreement shall have the meanings given to them in the Plan.

         D. The Plan contemplates, among other things, (i) that Grantor, CHCC and Lender shall enter into a "Modification of Loan Agreements", pursuant to which Grantor and CHCC will issue a secured promissory note (the "Replacement Note") and Grantor and Lender will enter into this Security Agreement and CHCC and Lender will enter into a security agreement, of even date herewith (the "CHCC Security Agreement"), in relation thereto, (ii) that Grantor and Lender shall enter into a "Post-Confirmation Loan Agreement", pursuant to which Grantor will issue a secured promissory note (the "CHCI Note") and enter into this Security Agreement, and (iii) that Grantor, CHCC and Lender shall enter into a Series A Preferred Stock Purchase Agreement (the "Acquisition Agreement"), providing for (a) the forgiveness by Lender of the obligations of Grantor and CHCC to pay an aggregate of four million dollars ($4,000,000) of principal and interest owed to Lender under the Post-Petition Financing Agreement and/or that certain Loan Agreement dated as of November 30, 1994 among Grantor, CHCC and Lender and (b) in consideration of such forgiveness of indebtedness, the issuance by Grantor to Lender of an aggregate of four million (4,000,000) shares of a new series of CHCC's preferred stock, designated Series A Preferred Stock, which, together with any shares of common stock that may be issued to Lender upon voluntary conversion thereof and certain options to purchase shares


                                          1.

of common stock to be issued pursuant to Lender's direction, will constitute all of the outstanding equity securities of CHCC immediately after the Closing. (The Modification to Loan Agreements, the Replacement Note, the Post-Confirmation Loan Agreement, the CHCI Note, the CHCC Security Agreement, this Security Agreement, the Acquisition Agreement and other related agreements are referred to herein as the "Post-Confirmation Agreements".)

         E. Grantor will receive substantial direct and indirect benefit from the Replacement Note, the Modification of Loan Agreements and other financial accommodations made by Lender to CHCC pursuant to the Post-Confirmation Agreements.

         F. Lender is willing to enter into the Replacement Note and the other Post-Confirmation Agreements and to make the loans and other financial accommodations to Grantor and CHCC provided for therein, but only upon the condition, among others, that Grantor shall have executed and delivered to Lender this Security Agreement.

                                   AGREEMENT

         NOW, THEREFORE, in order to induce Lender to enter into the Post-Confirmation Agreements and to make the loans and other financial accommodations provided for therein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound, Grantor hereby represents, warrants, covenants and agrees as follows:

         1. DEFINED TERMS. Unless otherwise defined herein the following terms shall have the following meanings (such meanings being equally applicable to both the singular and plural forms of the terms defined):

                 "ACCOUNT DEBTOR" means any "account debtor," as such term is defined in Section 9-105(1)(a) of the UCC.

                 "ACCOUNTS" means any "account," as such term is defined in
Section 9-106 of the UCC, now owned or hereafter acquired by Grantor and, in any event, shall include, without limitation, all accounts receivable, book debts and other forms of obligations (other than forms of obligations evidenced by Chattel Paper, Documents or Instruments) now owned or hereafter received or acquired by or belonging or owing to Grantor (including, without limitation, under any trade name, style or division thereof) whether arising out of goods sold or services rendered by Grantor or from any other transaction, whether or not the same involves the sale of goods or services by Grantor (including, without limitation, any such obligation which may be characterized as an account or contract right under the UCC) and all of Grantor's rights in, to and under all purchase orders or receipts now owned or hereafter acquired by it for goods or services, and all of Grantor's rights to any goods represented by any of the foregoing (including, without limitation, unpaid seller's rights of rescission, replevin, reclamation and stoppage in transit and rights to returned, reclaimed or repossessed goods), and all monies due or to become due to Grantor under all purchase orders and contracts for the sale of goods or the performance of services or both by Grantor (whether or not yet earned by performance on the part of Grantor or in connection with any other transaction), now in existence or hereafter occurring, including, without limitation, the right to receive the proceeds of said purchase orders and contracts, and





                                       2.

all collateral security and guarantees of any kind given by any person with respect to any of the foregoing.

                 "CHATTEL PAPER" means any "chattel paper," as such term is defined in Section 9-105(1)(b) of the UCC, now owned or hereafter acquired by Grantor.

                 "COLLATERAL" shall have the meaning assigned to such term in Paragraph 2.1 of this Security Agreement.

                 "CONFIRMATION ORDER" means the Confirmation Order defined in the Plan which provides for the effectiveness of this Security Agreement.

                 "CONTRACTS" means all contracts, undertakings, franchise agreements or other agreements (other than rights evidenced by Chattel Paper, Documents or Instruments) in or under which Grantor may now or hereafter have any right, title or interest, including, without limitation, with respect to an Account, any agreement relating to the terms of payment or the terms of performance thereof.

                 "COPYRIGHTS" means all of the following in which Grantor now holds or hereafter acquires any interest: (i) all copyrights, whether registered or unregistered, held pursuant to the laws of the United States, any State thereof or of any other country; (ii) registrations, applications and recordings in the United States Copyright Office or in any similar office or agency of the United States, any state thereof or any other country; (iii) any continuations, renewals or extensions thereof; and (iv) any registrations to be issued in any pending applications.

                 "COPYRIGHT LICENSE" means all of the following now owned or hereafter acquired by Grantor: any written agreement granting any right to use any Copyright or Copyright registration.

                 "DEPOSIT ACCOUNTS" means any cash, cash equivalents, money, currency or a credit balance in any deposit account whether in the form of a demand, time, savings, passbook or like account with a bank, thrift, savings and loan association or other like organization or otherwise.

                 "DOCUMENTS" means any "documents," as such term is defined in
Section 9-105(1)(f) of the UCC, now owned or hereafter acquired by Grantor.

                 "EQUIPMENT" means any "equipment," as such term is defined in
Section 9-109(2) of the UCC, now or hereafter owned or acquired by Grantor and, in any event, shall include, without limitation, all machinery, equipment, furnishings, vehicle, computers and other electronic data-processing and any other office equipment of any nature whatsoever, any and all additions, substitutions and replacements of any of the foregoing, wherever located, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto.





                                       3.

                 "EVENT OF DEFAULT" means Grantor's or CHCC's default under each or any of the Post-Confirmation Agreements or any other agreements between Grantor and Lender or CHCC and Lender or both Grantor and CHCC and Lender.

                 "FIXTURES" means "fixtures," as such term is defined in
Section 9-313(1)(a) of the UCC, now or hereafter owned or acquired by Grantor and, in any event, shall include, without limitation, regardless of where located, all of the fixtures, systems, machinery, apparatus, equipment and fittings of every kind and nature whatsoever and all appurtenances and additions thereto and substitutions or replacements thereof, now or hereafter attached or affixed to or constituting a part of, or located in or upon, real property wherever located, including, without limitation, all heating, electrical, mechanical, lighting, lifting, plumbing, ventilating, air-conditioning and air cooling, refrigerating, food preparation, incinerating and power, loading and unloading, signs, escalators, elevators, boilers, communication, switchboards, sprinkler and other fire prevention and extinguishing fixtures, systems, machinery, apparatus and equipment, and all engines, motors, dynamos, machinery, pipes, pumps, tanks, conduits and ducts constituting a part of any of the foregoing, together with all right, title and interest of Grantor in and to all extensions, improvements, betterments, renewals, substitutes, and replacements of, and all additions and appurtenances to any of the foregoing property, and all conversions of the security constituted thereby, immediately upon any acquisition or release thereof or any such conversion, as the case may be.

                 "GENERAL INTANGIBLES" means any "general intangibles," as such term is defined in Section 9-106 of the UCC, now owned or hereafter acquired by Grantor and, in any event, shall include, without limitation, all right, title and interest which Grantor may now or hereafter have in or under any Contract, all customer lists, Copyrights, Trademarks, Patents, rights or intellectual property, interests in partnerships, joint ventures and other business associations, Licenses, permits, trade secrets, proprietary or confidential information, inventions (whether or not patented or patentable), technical information, procedures, designs, knowledge, know-how, software, data bases, data, skill, expertise, recipes, experience, processes, models, drawings, materials and records, goodwill (including, without limitation, the goodwill associated with any Trademark, Trademark registration or Trademark licensed under any Trademark License), claims in or under insurance policies, including unearned premiums, uncertificated securities, Deposit Accounts, rights to receive tax refunds and other payments and rights of indemnification.

                 "INSTRUMENTS" means any "instrument," as such term is defined in Section 9-105(1)(i) of the UCC now owned or hereafter acquired by Grantor, including, without limitation, all notes, certificated securities, and other evidences of indebtedness, other than instruments that constitute, or are a part of a group of writings that constitute, Chattel Paper.

                 "INTELLECTUAL PROPERTY" means all Copyrights, Trademarks, Patents, trade secrets, customer lists, proprietary or confidential information, inventions (whether or not patented or patentable), technical information, procedures, designs, knowledge, know-how, software, data bases, data, skill, expertise, recipes, experience, processes, models, drawings, materials and records.





                                       4.

                 "INVENTORY" means any "inventory," as such term is defined in
Section 9-109(4) of the UCC, wherever located, now or hereafter owned or acquired by, Grantor and, in any event, shall include, without limitation, all inventory, merchandise, goods and other personal property which are held by or on behalf of Grantor for sale or lease or are furnished or are to be furnished under a contract of service or which constitute raw materials, work in process or materials used or consumed or to be used or consumed in Grantor's business, or the processing, packaging, promotion, delivery or shipping of the same, and all finished goods whether or not such inventory is listed on any schedules, assignments or reports furnished to Lender from time to time and whether or not the same is in transit or in the constructive, actual or exclusive occupancy or possession of Grantor or is held by Grantor or by others for Grantor's account, including, without limitation, all goods covered by purchase orders and contracts with suppliers and all goods billed and held by suppliers and all inventory which may be located on premises of Grantor or of any carriers, forwarding agents, truckers, warehousemen, vendors, selling agents or other persons.

                 "LICENSE" means any Copyright License, Patent License, Trademark License or other license of rights or interests now held or hereafter acquired by Grantor.

                 "PATENT LICENSE" means any of the following now owned or hereafter acquired by Grantor: any written agreement granting any right with respect to any invention on which a Patent is in existence.

                 "PATENTS" means all of the following in which Grantor now holds or hereafter acquires any interest: (a) letters patent of the United States or any other county, all registrations and recordings thereof, and all applications for letters patent of the United States or any other country, including, without limitation, registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country; (b) all reissues, continuations, continuations-in-part or extensions thereof; (c) all petty patents, divisionals, and patents of addition; and (d) all patents to issue in any such applications.

                 "PLEDGE AGREEMENT" means the Stock Pledge Agreement between Grantor and Lender, dated November 30, 1994, by which the shares of Grantor are pledged to Lender for the obligations of Grantor and CHCC.

                 "PROCEEDS" means "proceeds," as such term is defined in
Section 9-306(1) of the UCC and, in any event, shall include, without limitation, (a) any and all Accounts, Chattel Paper, Instruments, cash or other proceeds payable to Grantor from time to time in respect of the Collateral, (b) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to Grantor from time to time with respect to any of the Collateral, (c) any and all payments (in any form whatsoever) made or due and payable to Grantor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral above by any governmental body, authority, bureau or agency (or any person acting under color of governmental authority), (d) any claim of Grantor against third parties (i) for past, present or future infringement of any Patent or Patent License or (ii) for past, present or future infringement or dilution of any Trademark or Trademark License or for injury to the goodwill associated with any Trademark, Trademark registration or Trademark





                                       5.

licensed under any Trademark License and (e) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

                 "SECURED OBLIGATIONS" means and includes each and all of the following: the obligation to pay the principal amount of the Replacement Note and the CHCI Note and all interest thereon when due and to pay and perform when due any and all other debts and obligations, liabilities, covenants, agreements, pledges, guarantees, warranties, and representations of Grantor to Lender, of any and every kind and nature, arising under the Post-Confirmation Agreements, the Pledge Agreement, or under any other document, instrument or agreement executed by Grantor in favor of Lender in connection therewith and all obligations of CHCC to Lender including, without limitation, the obligations of CHCC arising under the Replacement Note and the Modification of Loan Agreements or under any of the other Post-Confirmation Agreements or otherwise.

                 "TRADEMARK LICENSE" means any written agreement granting any right to use any Trademark or Trademark registration.

                 "TRADEMARKS" means any of the following now owned or hereafter acquired by Grantor: (a) any and all trademarks, trade names, corporate names, business names, trade styles, service marks, logos, other source or business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and any applications in connection therewith, including, without limitation, registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof and (b) any reissues, extensions or renewals thereof.

                 "UCC" means the Uniform Commercial Code as the same may, from time to time, be in effect in the State of Texas; provided, however, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of Lender's security interest in any collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of Texas, the term "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection of priority and for purposes of definitions related to such provisions.

Each of the foregoing defined terms shall include all of such items now owned, or hereafter acquired, by Grantor.

         2.      GRANT OF SECURITY INTEREST.

                 2.1 COLLATERAL. Pursuant to the Confirmation Order and as collateral security for the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of all the Secured Obligations and in order to induce Lender to enter into the Replacement Note, the CHCI Note, the other Post-Confirmation Agreements and to make the loans and other financial accommodations provided for therein, Grantor hereby assigns, conveys, mortgages, pledges, hypothecates and transfers to Lender, and hereby grants





                                       6.

to Lender, a security interest in all of Grantor's right, title and interest in, to and under the following (all of which being herein collectively called the "Collateral"):

                          (a)     All Accounts of Grantor;

                          (b)     All Chattel Paper of Grantor;

                          (c)     All Contracts of Grantor;

                          (d)     All Deposit Accounts of Grantor;

                          (e)     All Documents of Grantor;

                          (f)     All Equipment of Grantor;

                          (g)     All Fixtures of Grantor;

                          (h)     All General Intangibles of Grantor including,
without limitation, all Patents, Patent Applications, Trademarks and Trademark Applications;

                          (i)     All Instruments of Grantor;

                          (j)     All Inventory of Grantor;

                          (k)     All property of Grantor held by Lender, or
any other party for whom Lender is acting as agent hereunder, including, without limitation, all property of every description now or hereafter in the possession or custody of or in transit to Lender or such other party for any purpose, including, without limitation, safekeeping, collection or pledge, for the account of Grantor, or as to which Grantor may have any right or power and further including, without limitation, all property pledged to Lender under the Pledge Agreement;

                          (l)     All other goods and personal property of
Grantor whether tangible or intangible and whether now or hereafter owned or existing, leased, consigned by or to, or acquired by, Grantor and wherever located; and

                          (m)     To the extent not otherwise included, all
Proceeds of each of the foregoing and all accessions to, substitutions and replacements for, and rents, profits and products of each of the foregoing.

Notwithstanding the foregoing, "Collateral" shall not include any assets of Grantor that are transferred to the Creditors' Trust (as defined in the Plan) on the date hereof pursuant to the Plan.

                 2.2 FURTHER AGREEMENT. Without limiting the foregoing, Grantor acknowledges that the grant of a security interest pursuant to SECTION
2.1 above shall serve as collateral security for the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of all obligations of CHCC to Lender arising





                                       7.

under or in connection with the Post-Confirmation Agreements and the loans and other financial accommodations provided for therein and for all other obligations of CHCC to Lender.

         3.      RIGHTS OF LENDER; COLLECTION OF ACCOUNTS.

                 3.1 GRANTOR LIABLE. Notwithstanding anything contained in this Security Agreement to the contrary, Grantor expressly agrees that it shall remain liable under each of its Contracts and each of its Licenses to observe and perform all the conditions and obligations to be observed and performed by it thereunder and that it shall perform all of its duties and obligations thereunder, all in accordance with and pursuant to the terms and provisions of each such Contract or License. Lender shall not have any obligation or liability under any Contract or License by reason of or arising out of this Security Agreement or the granting to Lender of a lien therein or the receipt by Lender of any payment relating to any Contract or License pursuant hereto, nor shall Lender be required or obligated in any manner to perform or fulfill any of the obligations of Grantor under or pursuant to any Contract or License, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any Contract or License, or to present or file any claim, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

                 3.2 COLLECTION. Lender authorizes Grantor to collect its Accounts, provided that such collection is performed in a prudent and businesslike manner, and Lender may, upon the occurrence and during the continuation of any Event of Default or potential Event of Default and without notice, limit or terminate said authority at any time. If an Event of Default has occurred and is continuing, at the request of Lender, Grantor shall deliver to Lender all original and other documents evidencing and relating to the creation of such Accounts whether through the sale and delivery of Inventory, the performance of labor or services or otherwise, including, without limitation, all original orders, invoices and shipping receipts.

                 3.3 NOTIFICATION. Lender may at any time, upon the occurrence and during the continuation of any Event of Default or potential Event of Default, after first notifying Grantor of its intention to do so, notify Account Debtors of Grantor, parties to the Contracts of Grantor, obligors in respect of Instruments of Grantor and obligors in respect of Chattel Paper of Grantor that the Accounts and the right, title and interest of Grantor in and under such Contracts, Instruments, and Chattel Paper have been assigned to Lender and that payments shall be made directly to Lender. Upon the request of Lender, Grantor shall so notify such Account Debtors, parties to such Contracts, obligors in respect of such Instruments and obligors in respect of such Chattel Paper. Upon the occurrence and during the continuation of an Event of Default or potential Event of Default, Lender may, in its name, or in the name of others communicate with such Account Debtors, parties to such Contracts, obligors in respect of such Instruments and obligors in respect of such Chattel Paper to verify with such parties, to Lender's satisfaction, the existence, amount and terms of any such Accounts, Contracts, Instruments or Chattel Paper.

         4. GENERAL WAIVERS. Grantor hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this





                                       8.

Security Agreement or any Collateral. Additionally, and without limiting the foregoing, Grantor hereby expressly waives (a) diligence, presentment, demand for payment, protest, benefit of any statute of limitations affecting CHCC's liability under the Post-Confirmation Agreements or the enforcement of this Security Agreement; (b) discharge due to any disability of CHCC; (c) any defenses of CHCC to obligations under the Post-Confirmation Agreements not arising under the express terms of the Post-Confirmation Agreements or from a material breach thereof by Lender which under applicable law has the effect of discharging CHCC from the Secured Obligations as to which this Security Agreement is sought to be enforced; (d) the benefit of any act or omission by Lender which directly or indirectly results in or aids the discharge of CHCC from any of the Secured Obligations by operation of law or otherwise; (e) all notices whatsoever, including, without limitation, notice of acceptance of this Security Agreement and the incurring of the Secured Obligations; and (f) any requirement that Lender exhaust any right, power or remedy or proceed against CHCC or any other security for, or any guarantor of, or any other party liable for, any of the Secured Obligations, or any portion thereof. Grantor specifically agrees that it shall not be necessary or required, and Grantor shall not be entitled to require, that Lender (i) file suit or proceed to assert or obtain a claim for personal judgment against CHCC, for all or any part of the Secured Obligations; (ii) make any effort at collection or enforcement of all or any part of the Secured Obligations from CHCC (iv) file suit or proceed to obtain or assert a claim for personal judgment against CHCC or any guarantor or other party liable for all or any part of the Secured Obligations; (v) exercise or assert any other right or remedy to which Lender is or may be entitled in connection with the Secured Obligations or any security or guaranty relating thereto; or (vi) file any claim against assets of CHCC before or as a condition of enforcing the liability of Grantor under this Security Agreement.

         5. REPRESENTATIONS AND WARRANTIES. Grantor hereby represents and warrants to Lender that:

                 5.1 OWNERSHIP. Pursuant to the Confirmation Order, except for the security interest granted to Lender under this Security Agreement, Grantor is the sole legal and equitable owner of each item of the Collateral in which it purports to grant a security interest hereunder, having good, marketable and insurable title thereto free and clear of any and all liens.

                 5.2 NO OTHER FINANCING STATEMENTS. Upon the Effective Date, no effective security agreement, financing statement, equivalent security or lien instrument or continuation statement covering all or any part of the Collateral exists, except such as may have been filed by Grantor or CHCC in favor of Lender pursuant to this Security Agreement.

                 5.3 VALID SECURITY INTEREST. This Security Agreement creates a legal and valid security interest on and in all of the Collateral in which Grantor now has rights, and all filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken. Accordingly, Lender has a fully perfected first priority security interest in all of the Collateral in which Grantor now has rights. This Security Agreement will create a legal and valid and fully perfected first priority security interest in the Collateral in which Grantor later acquires rights, when Grantor acquires those rights.

                 5.4 COLLATERAL LOCATION. The Collateral is located at Grantor's principal place of business, Houston, Texas, and all of Grantor's books and records, including, but not limited





                                       9.

to, the books and records relating to Grantor's Accounts are and will be kept and maintained at Debtor's principal place of business. Grantor will provide Lender with at least ten (10) days' advance written notice by mail if Debtor moves any material quantity of the Collateral, other than in the ordinary course of business or obtains, opens or maintains any new or additional place(s) for the conduct of Grantor's business or the location of any material quantity of Collateral, or closes any existing place of business.

                 5.5 AMOUNTS OWING. The amount represented by Grantor to Lender from time to time as owing by each Account Debtor or by all Account Debtors in respect of the Accounts of Grantor shall at such time be the correct amount actually and unconditionally owing by such Account Debtors thereunder.

                 5.6 AUTHORIZATION. Upon the effective date of this Security Agreement, Grantor will be duly empowered and authorized to enter into and grant security interests in its property and perform its obligations under this Security Agreement, the Post-Confirmation Agreements and all other documents, agreements, instruments and transactions contemplated hereby. The execution, delivery and performance by Grantor of this Security Agreement, the Post-Confirmation Agreements and all other documents, agreements, instruments and transactions contemplated hereby or relating hereto, have been duly and validly authorized, and are enforceable against Grantor in accordance with their terms.

         6. COVENANTS. Grantor covenants and agrees with Lender that from and after the date of this Agreement and until the Secured Obligations have been performed and paid in full:

                 6.1 FURTHER ASSURANCES; PLEDGE OF INSTRUMENTS. At any time and from time to time, upon the written request of Lender, and at the sole expense of Grantor, Grantor shall promptly and duly execute and deliver any and all such further instruments and documents and take such further action as Lender may reasonably deem desirable to obtain the full benefits of this Agreement.

                 6.2 MAINTENANCE OF RECORDS. Grantor shall keep and maintain at its own cost and expense satisfactory and complete records of the Collateral.

                 6.3 INDEMNIFICATION. In any suit, proceeding or action brought by Lender relating to any Account, Chattel Paper, Contract, General Intangible, Instrument or Document for any sum owing thereunder, or to enforce any provision of any Account, Chattel Paper, Contract, General Intangible, Instrument or Document, Grantor shall save, indemnify and keep Lender harmless from and against all expense, loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever of the obligor thereunder arising out of a breach by Grantor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to, or in favor of, such obligor or its successors from Grantor, and all such obligations of Grantor shall be and remain enforceable against and only against Grantor and shall not be enforceable against Lender.

                 6.4 LIENS. It is Grantor's intention that Lender will have a perfected and enforceable security interest as described in Paragraph
2.1 above (without the necessity of any further action or filings pursuant to the Texas Uniform Commercial Code) in all of the





                                      10.

Collateral, and Grantor will at all times use its best efforts to defend Lender and the Collateral against all inconsistent claims and demands of others. Whenever any Collateral is located upon premises in which any third party has an interest (whether as owner, mortgagee, beneficiary under a deed of trust, lien or otherwise), Grantor shall, whenever requested by Lender, use its best efforts to obtain from such third party, in a form acceptable to Lender, whatever waivers and subordinations that Lender in its sole discretion requires, so as to ensure that Lender's rights in and to the Collateral are, and will continue to be, prior and superior to the rights of any such third party.

                 6.5 LENDER'S RIGHT OF INSPECTION. Lender or its authorized representatives are authorized to enter upon any of Grantor's business premises at reasonable hours for purposes of inspecting Grantor's properties and collateral.

         7.      RIGHTS AND REMEDIES ON DEFAULT.

                 7.1 RIGHTS OF SECURED PARTY. If any Event of Default shall occur and be continuing, Lender may exercise in addition to all other rights and remedies granted to it under this Agreement, all rights and remedies of a secured party under the UCC.

                 7.2 FEES AND COSTS. Grantor also agrees to pay all fees, costs and expenses of Lender, including, without limitation, reasonable attorneys' fees, incurred in connection with the enforcement of any of its rights and remedies hereunder.

                 7.3 APPLICATION OF PROCEEDS. The Proceeds of any sale, disposition or other realization upon all or any part of the Collateral shall be distributed by Lender in the following order of priorities:

                          FIRST, to Lender in an amount sufficient to pay in
                 full the reasonable costs of Lender in connection with such sale, disposition or other realization, including all fees, costs, expenses, liabilities and advances incurred or made by Lender in connection therewith, including, without limitation, reasonable attorneys' fees;

                          SECOND, to Lender in an amount equal to the then
                 unpaid Secured Obligations;

                          FINALLY, upon payment in full of the Secured
                 Obligations, to Grantor or its representatives or as a court of competent jurisdiction may direct.

         8. LIMITATION ON LENDER'S DUTY IN RESPECT OF COLLATERAL. Lender shall be deemed to have acted reasonably in the custody, preservation and disposition of any of the Collateral if it takes such action as Grantor requests in writing, but failure of Lender to comply with any such request shall not in itself be deemed a failure to act reasonably, and no failure of Lender to do any act not so requested shall be deemed a failure to act reasonably.





                                      11.

         9. REINSTATEMENT. This Security Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against Grantor or CHCC for liquidation or reorganization, should Grantor or CHCC become insolvent or make an assignment for the benefit of creditors, should a receiver or trustee be appointed for all or any significant part of Grantor's or CHCC's property and assets, should the Chapter 11 Case be reopened or otherwise reactivated or converted to a Chapter 7 case or should the Plan be substantially modified. This Security Agreement shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a "voidable preference," "fraudulent conveyance," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

         10.     MISCELLANEOUS.

                 10.1     NO WAIVER; CUMULATIVE REMEDIES.

                          (a)     Lender shall not by any act, delay, omission
or otherwise be deemed to have waived any of its respective rights or remedies hereunder, nor shall any single or partial exercise of any right or remedy hereunder on any one occasion preclude the further exercise thereof or the exercise of any other right or remedy.

                          (b)     The rights and remedies hereunder provided
are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law.

                          (c)     None of the terms or provisions of this
Security Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by Grantor and Lender.

                 10.2     TERMINATION OF THIS SECURITY AGREEMENT.  Subject to
Section 9 hereof, this Security Agreement shall terminate upon the payment and performance in full of the Secured Obligations.

                 10.3 SUCCESSOR AND ASSIGNS. This Security Agreement and all obligations of Grantor hereunder shall be binding upon the successors and assigns of Grantor, and shall, together with the rights and remedies of Lender hereunder, inure to the benefit of Lender, any future holder of the Replacement Note, the CHCI Note, any other note issued pursuant to the Post-Confirmation Agreements and their respective successors and assigns. No sales of participations, other sales, assignments, transfers or other dispositions of any agreement governing or instrument evidencing the Secured Obligations or any portion thereof or interest therein shall in any manner affect the lien granted to Lender hereunder.

                 10.4 GOVERNING LAW. In all respects, including all matters of construction, validity and performance, this Security Agreement and the Secured Obligations arising hereunder





                                      12.

shall be governed by, and construed and enforced in accordance with, the laws of the State of Texas applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflict of laws and the laws of the United States of America.

                 10.5 NOTICES. Any notices hereunder shall be given in the manner provided in the Loan Agreement.





                                      13.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Security Agreement to be executed and delivered by its duly authorized officer in Houston, Texas on the date first set forth above.

GRANTOR                           COMMUNITY HEALTH COMPUTING, INC.



                                  By: JOHNNIE W. DOMINGUEZ
                                     ----------------------------------------

                                  Printed Name: Johnnie W. Dominguez
                                               ------------------------------

                                  Title: President & C.E.O.
                                        -------------------------------------

ACCEPTED AND ACKNOWLEDGED BY:

ADAC LABORATORIES


By: ROBERT L. MILLER
   -------------------------------

Printed Name: Robert L. Miller
              --------------------

Title: Authorized Agent
      ----------------------------



                                      14.

                               SECURITY AGREEMENT


         THIS SECURITY AGREEMENT dated as of July 12, 1995, is made by COMMUNITY HEALTH COMPUTING CORP., a Delaware corporation ("Grantor"), in favor of ADAC LABORATORIES, a California corporation ("Lender").

                                    RECITALS

         A. On December 7, 1994, Grantor and COMMUNITY HEALTH COMPUTING, INC., a Texas corporation ("CHCI"), commenced separate cases under Chapter 11 of Title 11 of the United States Code (the "Bankruptcy Code") by filing voluntary petitions with the United States Bankruptcy Court for the Southern District of Texas, Houston Division (the "Bankruptcy Court"), which Chapter 11 cases are now pending as Case Nos. 94-48483-H2-11 and 94-48484-H3-11 and are collectively hereinafter referred to as the "Chapter 11 Case". No trustee was appointed, and Grantor and CHCI operated their respective businesses and remained in possession of their property as debtors-in-possession during the term of the bankruptcy. At the time this Security Agreement becomes effective, Grantor and CHCI will be operating their businesses as reorganized Debtors pursuant to a confirmed Plan of Reorganization (the "Plan").

         B. On December 7, 1994, Grantor, CHCI and Lender entered into a Post-Petition Financing Agreement (the "Post-Petition Financing Agreement") pursuant to which Lender has provided Grantor and CHCI with debt financing, secured by a lien on substantially all of their assets.

         C. Grantor and CHCI have prepared and reviewed with Lender, and have filed with the Bankruptcy Court, their proposed Plan, together with a Disclosure Statement with respect thereto. Capitalized terms used but not defined in this Security Agreement shall have the meanings given to them in the Plan.

         D. The Plan contemplates, among other things, (i) that Grantor, CHCI and Lender shall enter into a "Modification of Loan Agreements", pursuant to which Grantor and CHCI will issue a secured promissory note (the "Replacement Note") and enter into this Security Agreement and the CHCI Security Agreement, as defined below, in relation thereto, (ii) that CHCI and Lender shall enter into a "Post-Confirmation Loan Agreement", pursuant to which CHCI will issue a secured promissory note (the "CHCI Note") and enter into a security agreement (the "CHCI Security Agreement") in favor of Lender, and (iii) that Grantor, CHCI and Lender shall enter into a Series A Preferred Stock Purchase Agreement (the "Acquisition Agreement"), providing for (a) the forgiveness by Lender of the obligations of Grantor and CHCI to pay an aggregate of four million dollars ($4,000,000) of principal and interest owed to Lender under the Post-Petition Financing Agreement and/or that certain Loan Agreement dated as of November 30, 1994 among Grantor, CHCI and Lender and (b) in consideration of such forgiveness of indebtedness, the issuance by Grantor to Lender of an aggregate of four million (4,000,000) shares of a new series of Grantor's preferred stock, designated Series A





                                      1.

Preferred Stock, which, together with any shares of common stock that may be issued to Lender upon voluntary conversion thereof and certain options to purchase shares of common stock to be issued pursuant to Lender's direction, will constitute all of the outstanding equity securities of Grantor immediately after the Closing. (The Modification to Loan Agreements, the Replacement Note, the Post-Confirmation Loan Agreement, the CHCI Note, the CHCI Security Agreement, this Security Agreement, the Acquisition Agreement and other related agreements are referred to herein as the "Post-Confirmation Agreements".)

         E. Grantor is the sole shareholder of CHCI and as such will receive substantial direct and indirect benefit from the CHCI Note, the Post-Confirmation Loan Agreement and other financial accommodations made by Lender to CHCI pursuant to the Post-Confirmation Agreements.

         F. Lender is willing to enter into the Replacement Note and the other Post-Confirmation Agreements and to make the loans and other financial accommodations to Grantor and CHCI provided for therein, but only upon the condition, among others, that Grantor shall have executed and delivered to Lender this Security Agreement.

                                   AGREEMENT

         NOW, THEREFORE, in order to induce Lender to enter into the Post-Confirmation Agreements and to make the loans and other financial accommodations provided for therein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound, Grantor hereby represents, warrants, covenants and agrees as follows:

         1. DEFINED TERMS. Unless otherwise defined herein the following terms shall have the following meanings (such meanings being equally applicable to both the singular and plural forms of the terms defined):

                 "ACCOUNT DEBTOR" means any "account debtor," as such term is defined in Section 9-105(1)(a) of the UCC.

                 "ACCOUNTS" means any "account," as such term is defined in
Section 9-106 of the UCC, now owned or hereafter acquired by Grantor and, in any event, shall include, without limitation, all accounts receivable, book debts and other forms of obligations (other than forms of obligations evidenced by Chattel Paper, Documents or Instruments) now owned or hereafter received or acquired by or belonging or owing to Grantor (including, without limitation, under any trade name, style or division thereof) whether arising out of goods sold or services rendered by Grantor or from any other transaction, whether or not the same involves the sale of goods or services by Grantor (including, without limitation, any such obligation which may be characterized as an account or contract right under the UCC) and all of Grantor's rights in, to and under all purchase orders or receipts now owned or hereafter acquired by it for goods or services, and all of Grantor's rights to any goods represented by any of the foregoing (including, without limitation, unpaid seller's rights of rescission, replevin, reclamation and stoppage in transit and rights to returned, reclaimed or repossessed goods), and all monies due or to become due to Grantor under all purchase orders and contracts for the sale of goods or the performance





                                      2.

of services or both by Grantor (whether or not yet earned by performance on the part of Grantor or in connection with any other transaction), now in existence or hereafter occurring, including, without limitation, the right to receive the proceeds of said purchase orders and contracts, and all collateral security and guarantees of any kind given by any person with respect to any of the foregoing.

                 "CHATTEL PAPER" means any "chattel paper," as such term is defined in Section 9-105(1)(b) of the UCC, now owned or hereafter acquired by Grantor.

                 "COLLATERAL" shall have the meaning assigned to such term in Paragraph 2.1 of this Security Agreement.

                 "CONFIRMATION ORDER" means the Confirmation Order defined in the Plan which provides for the effectiveness of this Security Agreement.

                 "CONTRACTS" means all contracts, undertakings, franchise agreements or other agreements (other than rights evidenced by Chattel Paper, Documents or Instruments) in or under which Grantor may now or hereafter have any right, title or interest, including, without limitation, with respect to an Account, any agreement relating to the terms of payment or the terms of performance thereof.

                 "COPYRIGHTS" means all of the following in which Grantor now holds or hereafter acquires any interest: (i) all copyrights, whether registered or unregistered, held pursuant to the laws of the United States, any State thereof or of any other country; (ii) registrations, applications and recordings in the United States Copyright Office or in any similar office or agency of the United States, any state thereof or any other country; (iii) any continuations, renewals or extensions thereof; and (iv) any registrations to be issued in any pending applications.

                 "COPYRIGHT LICENSE" means all of the following now owned or hereafter acquired by Grantor: any written agreement granting any right to use any Copyright or Copyright registration.

                 "DEPOSIT ACCOUNTS" means any cash, cash equivalents, money, currency or a credit balance in any deposit account whether in the form of a demand, time, savings, passbook or like account with a bank, thrift, savings and loan association or other like organization or otherwise.

                 "DOCUMENTS" means any "documents," as such term is defined in
Section 9-105(1)(f) of the UCC, now owned or hereafter acquired by Grantor.

                 "EQUIPMENT" means any "equipment," as such term is defined in
Section 9-109(2) of the UCC, now or hereafter owned or acquired by Grantor and, in any event, shall include, without limitation, all machinery, equipment, furnishings, vehicle, computers and other electronic data-processing and any other office equipment of any nature whatsoever, any and all additions, substitutions and replacements of any of the foregoing, wherever located, together





                                      3.

with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto.

                 "EVENT OF DEFAULT" means Grantor's or CHCI's default under each or any of the Post-Confirmation Agreements or any other agreements between Grantor and Lender or CHCI and Lender or both Grantor and CHCI and Lender.

                 "FIXTURES" means "fixtures," as such term is defined in
Section 9-313(1)(a) of the UCC, now or hereafter owned or acquired by Grantor and, in any event, shall include, without limitation, regardless of where located, all of the fixtures, systems, machinery, apparatus, equipment and fittings of every kind and nature whatsoever and all appurtenances and additions thereto and substitutions or replacements thereof, now or hereafter attached or affixed to or constituting a part of, or located in or upon, real property wherever located, including, without limitation, all heating, electrical, mechanical, lighting, lifting, plumbing, ventilating, air-conditioning and air cooling, refrigerating, food preparation, incinerating and power, loading and unloading, signs, escalators, elevators, boilers, communication, switchboards, sprinkler and other fire prevention and extinguishing fixtures, systems, machinery, apparatus and equipment, and all engines, motors, dynamos, machinery, pipes, pumps, tanks, conduits and ducts constituting a part of any of the foregoing, together with all right, title and interest of Grantor in and to all extensions, improvements, betterments, renewals, substitutes, and replacements of, and all additions and appurtenances to any of the foregoing property, and all conversions of the security constituted thereby, immediately upon any acquisition or release thereof or any such conversion, as the case may be.

                 "GENERAL INTANGIBLES" means any "general intangibles," as such term is defined in Section 9-106 of the UCC, now owned or hereafter acquired by Grantor and, in any event, shall include, without limitation, all right, title and interest which Grantor may now or hereafter have in or under any Contract, all customer lists, Copyrights, Trademarks, Patents, rights or intellectual property, interests in partnerships, joint ventures and other business associations, Licenses, permits, trade secrets, proprietary or confidential information, inventions (whether or not patented or patentable), technical information, procedures, designs, knowledge, know-how, software, data bases, data, skill, expertise, recipes, experience, processes, models, drawings, materials and records, goodwill (including, without limitation, the goodwill associated with any Trademark, Trademark registration or Trademark licensed under any Trademark License), claims in or under insurance policies, including unearned premiums, uncertificated securities, Deposit Accounts, rights to receive tax refunds and other payments and rights of indemnification.

                 "INSTRUMENTS" means any "instrument," as such term is defined in Section 9-105(1)(i) of the UCC now owned or hereafter acquired by Grantor, including, without limitation, all notes, certificated securities, and other evidences of indebtedness, other than instruments that constitute, or are a part of a group of writings that constitute, Chattel Paper.

                 "INTELLECTUAL PROPERTY" means all Copyrights, Trademarks, Patents, trade secrets, customer lists, proprietary or confidential information, inventions (whether or not patented or patentable), technical information, procedures, designs, knowledge, know-how, software, data





                                      4.

bases, data, skill, expertise, recipes, experience, processes, models, drawings, materials and records.

                 "INVENTORY" means any "inventory," as such term is defined in
Section 9-109(4) of the UCC, wherever located, now or hereafter owned or acquired by, Grantor and, in any event, shall include, without limitation, all inventory, merchandise, goods and other personal property which are held by or on behalf of Grantor for sale or lease or are furnished or are to be furnished under a contract of service or which constitute raw materials, work in process or materials used or consumed or to be used or consumed in Grantor's business, or the processing, packaging, promotion, delivery or shipping of the same, and all finished goods whether or not such inventory is listed on any schedules, assignments or reports furnished to Lender from time to time and whether or not the same is in transit or in the constructive, actual or exclusive occupancy or possession of Grantor or is held by Grantor or by others for Grantor's account, including, without limitation, all goods covered by purchase orders and contracts with suppliers and all goods billed and held by suppliers and all inventory which may be located on premises of Grantor or of any carriers, forwarding agents, truckers, warehousemen, vendors, selling agents or other persons.

                 "LICENSE" means any Copyright License, Patent License, Trademark License or other license of rights or interests now held or hereafter acquired by Grantor.

                 "PATENT LICENSE" means any of the following now owned or hereafter acquired by Grantor: any written agreement granting any right with respect to any invention on which a Patent is in existence.

                 "PATENTS" means all of the following in which Grantor now holds or hereafter acquires any interest: (a) letters patent of the United States or any other county, all registrations and recordings thereof, and all applications for letters patent of the United States or any other country, including, without limitation, registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country; (b) all reissues, continuations, continuations-in-part or extensions thereof; (c) all petty patents, divisionals, and patents of addition; and (d) all patents to issue in any such applications.

                 "PLEDGE AGREEMENT" means the Stock Pledge Agreement between Grantor and Lender, dated November 30, 1994, by which the shares of CHCI are pledged to Lender for the obligations of Grantor and CHCI.

                 "PROCEEDS" means "proceeds," as such term is defined in
Section 9-306(1) of the UCC and, in any event, shall include, without limitation, (a) any and all Accounts, Chattel Paper, Instruments, cash or other proceeds payable to Grantor from time to time in respect of the Collateral, (b) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to Grantor from time to time with respect to any of the Collateral, (c) any and all payments (in any form whatsoever) made or due and payable to Grantor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral above by any governmental body, authority, bureau or agency (or any person acting under color of governmental authority), (d) any claim of Grantor against third





                                      5.

parties (i) for past, present or future infringement of any Patent or Patent License or (ii) for past, present or future infringement or dilution of any Trademark or Trademark License or for injury to the goodwill associated with any Trademark, Trademark registration or Trademark licensed under any Trademark License and (e) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.

                 "SECURED OBLIGATIONS" means and includes each and all of the following: the obligation to pay the principal amount of the Replacement Note and all interest thereon when due and to pay and perform when due any and all other debts and obligations, liabilities, covenants, agreements, pledges, guarantees, warranties, and representations of Grantor to Lender, of any and every kind and nature, arising under the Post-Confirmation Agreements, the Pledge Agreement, or under any other document, instrument or agreement executed by Grantor in favor of Lender in connection therewith and all obligations of CHCI to Lender including, without limitation, the obligations of CHCI arising under the CHCI Note and the Post-Confirmation Loan Agreement or under any of the other Post-Confirmation Agreements or otherwise.

                 "TRADEMARK LICENSE" means any written agreement granting any right to use any Trademark or Trademark registration.

                 "TRADEMARKS" means any of the following now owned or hereafter acquired by Grantor: (a) any and all trademarks, trade names, corporate names, business names, trade styles, service marks, logos, other source or business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of like nature, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and any applications in connection therewith, including, without limitation, registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof and (b) any reissues, extensions or renewals thereof.

                 "UCC" means the Uniform Commercial Code as the same may, from time to time, be in effect in the State of Texas; provided, however, in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or priority of Lender's security interest in any collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of Texas, the term "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection of priority and for purposes of definitions related to such provisions.

Each of the foregoing defined terms shall include all of such items now owned, or hereafter acquired, by Grantor.





                                      6.

         2.      GRANT OF SECURITY INTEREST.

                 2.1 COLLATERAL. Pursuant to the Confirmation Order and as collateral security for the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of all the Secured Obligations and in order to induce Lender to enter into the Replacement Note, the other Post-Confirmation Agreements and to make the loans and other financial accommodations provided for therein, Grantor hereby assigns, conveys, mortgages, pledges, hypothecates and transfers to Lender, and hereby grants to Lender, a security interest in all of Grantor's right, title and interest in, to and under the following (all of which being herein collectively called the "Collateral"):

                          (a)     All Accounts of Grantor;

                          (b)     All Chattel Paper of Grantor;

                          (c)     All Contracts of Grantor;

                          (d)     All Deposit Accounts of Grantor;

                          (e)     All Documents of Grantor;

                          (f)     All Equipment of Grantor;

                          (g)     All Fixtures of Grantor;

                          (h)     All General Intangibles of Grantor including,
without limitation, all Patents, Patent Applications, Trademarks and Trademark Applications;

                          (i)     All Instruments of Grantor;

                          (j)     All Inventory of Grantor;

                          (k)     All property of Grantor held by Lender, or
any other party for whom Lender is acting as agent hereunder, including, without limitation, all property of every description now or hereafter in the possession or custody of or in transit to Lender or such other party for any purpose, including, without limitation, safekeeping, collection or pledge, for the account of Grantor, or as to which Grantor may have any right or power and further including, without limitation, all property pledged to Lender under the Pledge Agreement;

                          (l)     All other goods and personal property of
Grantor whether tangible or intangible and whether now or hereafter owned or existing, leased, consigned by or to, or acquired by, Grantor and wherever located; and

                          (m)     To the extent not otherwise included, all
Proceeds of each of the foregoing and all accessions to, substitutions and replacements for, and rents, profits and products of each of the foregoing.





                                      7.

Notwithstanding the foregoing, "Collateral" shall not include any assets of Grantor that are transferred to the Creditors' Trust (as defined in the Plan) on the date hereof pursuant to the Plan.
                 2.2 FURTHER AGREEMENT. Without limiting the foregoing, Grantor acknowledges that the grant of a security interest pursuant to SECTION
2.1 above shall serve as collateral security for the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of all obligations of CHCI to Lender arising under or in connection with the Post-Confirmation Agreements and the loans and other financial accommodations provided for therein and for all other obligations of CHCI to Lender.

         3.      RIGHTS OF LENDER; COLLECTION OF ACCOUNTS.

                 3.1 GRANTOR LIABLE. Notwithstanding anything contained in this Security Agreement to the contrary, Grantor expressly agrees that it shall remain liable under each of its Contracts and each of its Licenses to observe and perform all the conditions and obligations to be observed and performed by it thereunder and that it shall perform all of its duties and obligations thereunder, all in accordance with and pursuant to the terms and provisions of each such Contract or License. Lender shall not have any obligation or liability under any Contract or License by reason of or arising out of this Security Agreement or the granting to Lender of a lien therein or the receipt by Lender of any payment relating to any Contract or License pursuant hereto, nor shall Lender be required or obligated in any manner to perform or fulfill any of the obligations of Grantor under or pursuant to any Contract or License, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any Contract or License, or to present or file any claim, or to take any action to collect or enforce any performance or the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

                 3.2 COLLECTION. Lender authorizes Grantor to collect its Accounts, provided that such collection is performed in a prudent and businesslike manner, and Lender may, upon the occurrence and during the continuation of any Event of Default or potential Event of Default and without notice, limit or terminate said authority at any time. If an Event of Default has occurred and is continuing, at the request of Lender, Grantor shall deliver to Lender all original and other documents evidencing and relating to the creation of such Accounts whether through the sale and delivery of Inventory, the performance of labor or services or otherwise, including, without limitation, all original orders, invoices and shipping receipts.

                 3.3 NOTIFICATION. Lender may at any time, upon the occurrence and during the continuation of any Event of Default or potential Event of Default, after first notifying Grantor of its intention to do so, notify Account Debtors of Grantor, parties to the Contracts of Grantor, obligors in respect of Instruments of Grantor and obligors in respect of Chattel Paper of Grantor that the Accounts and the right, title and interest of Grantor in and under such Contracts, Instruments, and Chattel Paper have been assigned to Lender and that payments shall be made directly to Lender. Upon the request of Lender, Grantor shall so notify such Account Debtors, parties to such Contracts, obligors in respect of such Instruments and obligors in respect of such Chattel Paper. Upon the occurrence and during the continuation of an Event of Default or potential Event of Default, Lender may, in its name, or in the name of others





                                      8.

communicate with such Account Debtors, parties to such Contracts, obligors in respect of such Instruments and obligors in respect of such Chattel Paper to verify with such parties, to Lender's satisfaction, the existence, amount and terms of any such Accounts, Contracts, Instruments or Chattel Paper.

         4. GENERAL WAIVERS. Grantor hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Security Agreement or any Collateral. Additionally, and without limiting the foregoing, Grantor hereby expressly waives (a) diligence, presentment, demand for payment, protest, benefit of any statute of limitations affecting CHCI's liability under the Post-Confirmation Agreements or the enforcement of this Security Agreement; (b) discharge due to any disability of CHCI; (c) any defenses of CHCI to obligations under the Post-Confirmation Agreements not arising under the express terms of the Post-Confirmation Agreements or from a material breach thereof by Lender which under applicable law has the effect of discharging CHCI from the Secured Obligations as to which this Security Agreement is sought to be enforced; (d) the benefit of any act or omission by Lender which directly or indirectly results in or aids the discharge of CHCI from any of the Secured Obligations by operation of law or otherwise; (e) all notices whatsoever, including, without limitation, notice of acceptance of this Security Agreement and the incurring of the Secured Obligations; and (f) any requirement that Lender exhaust any right, power or remedy or proceed against CHCI or any other security for, or any guarantor of, or any other party liable for, any of the Secured Obligations, or any portion thereof. Grantor specifically agrees that it shall not be necessary or required, and Grantor shall not be entitled to require, that Lender (i) file suit or proceed to assert or obtain a claim for personal judgment against CHCI, for all or any part of the Secured Obligations; (ii) make any effort at collection or enforcement of all or any part of the Secured Obligations from CHCI (iv) file suit or proceed to obtain or assert a claim for personal judgment against CHCI or any guarantor or other party liable for all or any part of the Secured Obligations; (v) exercise or assert any other right or remedy to which Lender is or may be entitled in connection with the Secured Obligations or any security or guaranty relating thereto; or (vi) file any claim against assets of CHCI before or as a condition of enforcing the liability of Grantor under this Security Agreement.

         5. REPRESENTATIONS AND WARRANTIES. Grantor hereby represents and warrants to Lender that:

                 5.1 OWNERSHIP. Pursuant to the Confirmation Order, except for the security interest granted to Lender under this Security Agreement, Grantor is the sole legal and equitable owner of each item of the Collateral in which it purports to grant a security interest hereunder, having good, marketable and insurable title thereto free and clear of any and all liens.

                 5.2 NO OTHER FINANCING STATEMENTS. Upon the Effective Date, no effective security agreement, financing statement, equivalent security or lien instrument or continuation statement covering all or any part of the Collateral exists, except such as may have been filed by Grantor or CHCI in favor of Lender pursuant to this Security Agreement.

                 5.3 VALID SECURITY INTEREST. This Security Agreement creates a legal and valid security interest on and in all of the Collateral in which Grantor now has rights, and all filings and other actions necessary or desirable to perfect and protect such security interest have





                                      9.

been duly taken. Accordingly, Lender has a fully perfected first priority security interest in all of the Collateral in which Grantor now has rights. This Security Agreement will create a legal and valid and fully perfected first priority security interest in the Collateral in which Grantor later acquires rights, when Grantor acquires those rights.

                 5.4 COLLATERAL LOCATION. The Collateral is located at Grantor's principal place of business, Houston, Texas and all of Grantor's books and records, including, but not limited to, the books and records relating to Grantor's Accounts are and will be kept and maintained at Debtor's principal place of business. Grantor will provide Lender with at least ten
(10) days' advance written notice by mail if Debtor moves any material quantity of the Collateral, other than in the ordinary course of business or obtains, opens or maintains any new or additional place(s) for the conduct of Grantor's business or the location of any material quantity of Collateral, or closes any existing place of business.

                 5.5 AMOUNTS OWING. The amount represented by Grantor to Lender from time to time as owing by each Account Debtor or by all Account Debtors in respect of the Accounts of Grantor shall at such time be the correct amount actually and unconditionally owing by such Account Debtors thereunder.

                 5.6 AUTHORIZATION. Upon the effective date of this Security Agreement, Grantor will be duly empowered and authorized to enter into and grant security interests in its property and perform its obligations under this Security Agreement, the Post-Confirmation Agreements and all other documents, agreements, instruments and transactions contemplated hereby. The execution, delivery and performance by Grantor of this Security Agreement, the Post-Confirmation Agreements and all other documents, agreements, instruments and transactions contemplated hereby or relating hereto, have been duly and validly authorized, and are enforceable against Grantor in accordance with their terms.

         6. COVENANTS. Grantor covenants and agrees with Lender that from and after the date of this Agreement and until the Secured Obligations have been performed and paid in full:

                 6.1 FURTHER ASSURANCES; PLEDGE OF INSTRUMENTS. At any time and from time to time, upon the written request of Lender, and at the sole expense of Grantor, Grantor shall promptly and duly execute and deliver any and all such further instruments and documents and take such further action as Lender may reasonably deem desirable to obtain the full benefits of this Agreement.

                 6.2 MAINTENANCE OF RECORDS. Grantor shall keep and maintain at its own cost and expense satisfactory and complete records of the Collateral.

                 6.3 INDEMNIFICATION. In any suit, proceeding or action brought by Lender relating to any Account, Chattel Paper, Contract, General Intangible, Instrument or Document for any sum owing thereunder, or to enforce any provision of any Account, Chattel Paper, Contract, General Intangible, Instrument or Document, Grantor shall save, indemnify and keep Lender harmless from and against all expense, loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction of liability whatsoever of the obligor thereunder arising out of a breach by Grantor of any obligation thereunder or arising out of any





                                     10.

other agreement, indebtedness or liability at any time owing to, or in favor of, such obligor or its successors from Grantor, and all such obligations of Grantor shall be and remain enforceable against and only against Grantor and shall not be enforceable against Lender.

                 6.4 LIENS. It is Grantor's intention that Lender will have a perfected and enforceable security interest as described in Paragraph
2.1 above (without the necessity of any further action or filings pursuant to the Texas Uniform Commercial Code) in all of the Collateral, and Grantor will at all times use its best efforts to defend Lender and the Collateral against all inconsistent claims and demands of others. Whenever any Collateral is located upon premises in which any third party has an interest (whether as owner, mortgagee, beneficiary under a deed of trust, lien or otherwise), Grantor shall, whenever requested by Lender, use its best efforts to obtain from such third party, in a form acceptable to Lender, whatever waivers and subordinations that Lender in its sole discretion requires, so as to ensure that Lender's rights in and to the Collateral are, and will continue to be, prior and superior to the rights of any such third party.

                 6.5 LENDER'S RIGHT OF INSPECTION. Lender or its authorized representatives are authorized to enter upon any of Grantor's business premises at reasonable hours for purposes of inspecting Grantor's properties and collateral.

         7.      RIGHTS AND REMEDIES ON DEFAULT.

                 7.1 RIGHTS OF SECURED PARTY. If any Event of Default shall occur and be continuing, Lender may exercise in addition to all other rights and remedies granted to it under this Agreement, all rights and remedies of a secured party under the UCC.

                 7.2 FEES AND COSTS. Grantor also agrees to pay all fees, costs and expenses of Lender, including, without limitation, reasonable attorneys' fees, incurred in connection with the enforcement of any of its rights and remedies hereunder.

                 7.3 APPLICATION OF PROCEEDS. The Proceeds of any sale, disposition or other realization upon all or any part of the Collateral shall be distributed by Lender in the following order of priorities:

                          FIRST, to Lender in an amount sufficient to pay in
                 full the reasonable costs of Lender in connection with such sale, disposition or other realization, including all fees, costs, expenses, liabilities and advances incurred or made by Lender in connection therewith, including, without limitation, reasonable attorneys' fees;

                          SECOND, to Lender in an amount equal to the then
                 unpaid Secured Obligations;

                          FINALLY, upon payment in full of the Secured
                 Obligations, to Grantor or its representatives or as a court of competent jurisdiction may direct.





                                     11.

         8. LIMITATION ON LENDER'S DUTY IN RESPECT OF COLLATERAL. Lender shall be deemed to have acted reasonably in the custody, preservation and disposition of any of the Collateral if it takes such action as Grantor requests in writing, but failure of Lender to comply with any such request shall not in itself be deemed a failure to act reasonably, and no failure of Lender to do any act not so requested shall be deemed a failure to act reasonably.

         9. REINSTATEMENT. This Security Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against Grantor or CHCI for liquidation or reorganization, should Grantor or CHCI become insolvent or make an assignment for the benefit of creditors, should a receiver or trustee be appointed for all or any significant part of Grantor's or CHCI's property and assets, should the Chapter 11 Case be reopened or otherwise reactivated or converted to a Chapter 7 case or should the Plan be substantially modified. This Security Agreement shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a "voidable preference," "fraudulent conveyance," or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.

         10.     MISCELLANEOUS.

                 10.1     NO WAIVER; CUMULATIVE REMEDIES.

                          (a)     Lender shall not by any act, delay, omission
or otherwise be deemed to have waived any of its respective rights or remedies hereunder, nor shall any single or partial exercise of any right or remedy hereunder on any one occasion preclude the further exercise thereof or the exercise of any other right or remedy.

                          (b)     The rights and remedies hereunder provided
are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights and remedies provided by law.

                          (c)     None of the terms or provisions of this
Security Agreement may be waived, altered, modified or amended except by an instrument in writing, duly executed by Grantor and Lender.

                 10.2     TERMINATION OF THIS SECURITY AGREEMENT.  Subject to
Section 9 hereof, this Security Agreement shall terminate upon the payment and performance in full of the Secured Obligations.

                 10.3 SUCCESSOR AND ASSIGNS. This Security Agreement and all obligations of Grantor hereunder shall be binding upon the successors and assigns of Grantor, and shall, together with the rights and remedies of Lender hereunder, inure to the benefit of Lender, any future holder of the Replacement Note, the CHCI Note, any other note issued pursuant to the Post-Confirmation Agreements and their respective successors and assigns. No sales of





                                     12.

participations, other sales, assignments, transfers or other dispositions of any agreement governing or instrument evidencing the Secured Obligations or any portion thereof or interest therein shall in any manner affect the lien granted to Lender hereunder.

                 10.4 GOVERNING LAW. In all respects, including all matters of construction, validity and performance, this Security Agreement and the Secured Obligations arising hereunder shall be governed by, and construed and enforced in accordance with, the laws of the State of Texas applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflict of laws and the laws of the United States of America.

                 10.5 NOTICES. Any notices hereunder shall be given in the manner provided in the Loan Agreement.





                                       13.

         IN WITNESS WHEREOF, each of the parties hereto has caused this Security Agreement to be executed and delivered by its duly authorized officer in Houston, Texas on the date first set forth above.

GRANTOR                                    COMMUNITY HEALTH COMPUTING CORP.



                                           By:             JOHNNIE W. DOMINGUEZ
                                                          ----------------------

                                           Printed Name:   Johnnie W. Dominguez
                                                          ----------------------

                                           Title:           President & C.E.O.
                                                          ----------------------

ACCEPTED AND ACKNOWLEDGED BY:

ADAC LABORATORIES


By:               ROBERT L. MILLER
               ----------------------

Printed Name:     Robert L. Miller
               ----------------------

Title:            Authorized Agent
               ----------------------




                                     14.

                        MODIFICATION OF LOAN AGREEMENTS


         THIS MODIFICATION OF LOAN AGREEMENTS (the "AGREEMENT") is entered into as of July 12, 1995 by and among COMMUNITY HEALTH COMPUTING CORP., a Delaware corporation ("CHCC"), COMMUNITY HEALTH COMPUTING, INC., a Texas corporation ("CHCI"), and ADAC LABORATORIES, a California corporation ("LENDER").

                                    RECITALS

         A. On November 30, 1994, CHCC, CHCI and Lender entered into a LOAN AGREEMENT (the "PRE-PETITION LOAN AGREEMENT"), pursuant to which Lender provided CHCC and CHCI with debt financing, secured by a lien on substantially all of their assets, in the aggregate amount of approximately $3,498,000, none of which is presently outstanding.

         B. On December 7, 1994, CHCC and CHCI commenced separate cases under Chapter 11 of Title 11 of the United States Code (the "Bankruptcy Code") by filing voluntary petitions with the United States Bankruptcy Court for the Southern District of Texas, Houston Division (the "Bankruptcy Court"), which Chapter 11 cases are now pending as Case Nos. 94-48483-H2-11 and 94-48484-H3-11 and are collectively hereinafter referred to as the "Chapter 11 Case". No trustee has been appointed, and CHCC and CHCI continue to operate their respective businesses and are in possession of their property as debtors-in-possession.

         C. On December 7, 1994, CHCC, CHCI and Lender entered into a Post-Petition Financing Agreement (the "Post-Petition Financing Agreement") pursuant to which Purchaser has provided CHCC and CHCI with debt financing, secured by a lien on substantially all of their assets, of which approximately $7,312,545, together with accrued interest of $24,699.67, is presently outstanding. The Pre-Petition Loan Agreement and the Post-Petition Financing Agreement are hereinafter referred to together as the "Loan Agreements."

         D. On January 12, 1995, CHCC and Lender entered into a Series A Preferred Stock Purchase Agreement, which was amended by a First Amended Series A Preferred Stock Purchase Agreement dated February 24, 1995 (the "Purchase Agreement") pursuant to which CHCC agreed to sell and issue to Lender, and Lender agreed to purchase, shares of CHCC's Series A Preferred Stock.

         E. On January 12, 1995, CHCC and CHCI filed with the Bankruptcy Court their proposed Plan of Reorganization (the "Plan of Reorganization"), and on April 25, 1995, the Bankruptcy Court entered an order confirming the Plan of Reorganization, with the Effective Date of the Plan of Reorganization to be concurrent with the Closing contemplated by the Purchase Agreement (the "Closing").

         F.      The Closing is taking place on the date hereof.

         NOW, THEREFORE, the parties hereby agree as follows:

                                   AGREEMENT

         1. FORGIVENESS OF CERTAIN INDEBTEDNESS. In consideration of the sale and issuance by CHCC to Lender of Four Million (4,000,000) shares of CHCC's Series A Preferred Stock pursuant to the Purchase Agreement, immediately upon the effectiveness of the Closing, Lender hereby irrevocably forgives an aggregate of Four Million Dollars ($4,000,000) presently owed to it under the Loan Agreements (which amount is allocated first to discharge all principal and interest owed under the Pre-Petition Loan Agreement, then to discharge all accrued interest owed under the Post-Petition Financing Agreement, and the balance to discharge a portion of the unpaid principal outstanding under the Post-Petition Financing Agreement) and releases and discharges each of CHCC and CHCI and their respective directors, officers, shareholders, agents, successors and assigns from any obligation with respect to the payment of such forgiven amounts. All amounts owed under the Loan Agreements and not forgiven hereby shall remain payable by CHCC and CHCI as provided below.

         2. REPLACEMENT NOTE AND SECURITY AGREEMENTS FOR UNPAID BALANCE. The unpaid principal balance outstanding under the Post-Petition Financing Agreement after the above-described forgiveness shall be represented by and governed by the terms of a new five-year, 12% Promissory Note in the form attached hereto as Exhibit A, which Promissory Note shall be secured pursuant to new Security Agreements in the forms attached hereto as Exhibits B-1 and B-2. The Promissory Note and Security Agreements shall be executed and delivered by the Company and CHCI concurrently with the execution and delivery of this Agreement. Lender understands and acknowledges that it will not have recourse against the Creditors' Trust established pursuant to the Plan of Reorganization, or the assets thereof, for purposes of repayment of the Note.

         3. TERMINATION OF LOAN AGREEMENTS. Immediately upon the effectiveness of the above-described transactions, the parties, by mutual consent, hereby terminate each of the Loan Agreements and any and all related security agreements, financing statements and other documents or instruments purporting to create or perfect any security interest in the assets of CHCC or CHCI in favor of Lender.

         4. RELEASES. Effective immediately upon termination of the Loan Agreements as provided above, each of the parties, on behalf of itself and its servants, agents, directors, officers, partners, shareholders and employees, if any, hereby forever completely releases and discharges each other party, and their respective servants, agents, directors, officers, partners, shareholders and employees, if any, of and from any and all claims and demands of every kind and nature arising under, with respect to or in connection with the Loan Agreements or any other agreements or instruments executed in connection therewith or the negotiation or execution thereof. It is understood and agreed that this is a full, complete and final release of all claims with respect to such matters.

         5. NO RELIANCE. This Agreement is executed without reliance upon any promise, warranty or representation by any party or any representative of any party other than those expressly contained herein, and each party has carefully read this Agreement, has been advised of its meaning and consequences by its respective attorney, and signs the same of its own free will.

         6. UNKNOWN CLAIMS. In giving the foregoing release, each of the parties acknowledges that such party has read and understands Section 1542 of the California Civil Code which reads as follows:

         "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

Each of the parties hereby expressly waives and relinquishes all rights and benefits under Section 1542 and any similar law of any jurisdiction with respect to the release such party is granting pursuant to this Agreement. This
Section 5 shall in no way be interpreted to supersede or otherwise affect the effectiveness of Section 7.

         7. FURTHER ASSURANCES. Each of the parties agrees to execute and deliver such documents and instruments and take such other further actions as may be reasonably requested by either of the other parties for the purpose of giving full effect to the foregoing agreements and understandings.

         8. GOVERNING LAW. This Agreement and all acts and transactions hereunder and all rights and obligations of the parties shall be governed, construed and interpreted in accordance with the laws of the State of Texas and the laws of the United States of America.

         9. BENEFIT OF AGREEMENT. The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors, assigns, heirs, beneficiaries and representatives of the parties hereto, including any interim trustee or trustee of Debtor appointed pursuant to Bankruptcy Code
Section 1104 or Sections 701 or 702.

         10. PARAGRAPH HEADINGS; CONSTRUCTION. Paragraph headings are used herein for convenience only. The parties acknowledge that the same may not describe completely the subject matter of the applicable paragraph, and the same shall not be used in any manner to construe, limit, define or interpret any term or provision hereof. This Agreement has been fully reviewed and negotiated between the parties, and no uncertainty or ambiguity in any term or provision of this Agreement shall be construed strictly against CHCC, CHCI or Lender under any rules of construction or otherwise.

         11. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

         IN WITNESS WHEREOF,the parties hereto have executed this Agreement as of the date set forth in the first paragraph hereof.


COMMUNITY HEALTH COMPUTING CORP.



By:     JOHNNIE W. DOMINGUEZ
    ----------------------------
         Authorized Officer


COMMUNITY HEALTH COMPUTING, INC.



By:     JOHNNIE W. DOMINGUEZ
    ----------------------------
         Authorized Officer


ADAC LABORATORIES



By:       ROBERT L. MILLER
    ----------------------------
         Authorized Officer

                  EXHIBIT A TO MODIFICATION OF LOAN AGREEMENTS

                            FORM OF PROMISSORY NOTE

                 EXHIBIT B-1 TO MODIFICATION OF LOAN AGREEMENTS

                        FORM OF CHCC SECURITY AGREEMENT

                 EXHIBIT B-2 TO MODIFICATION OF LOAN AGREEMENTS

                        FORM OF CHCI SECURITY AGREEMENT